UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

RASER TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 24, 2005

To our Shareholders:

You are cordially invited to attend the 2005 Annual Meeting of Shareholders of Raser Technologies, Inc., a Utah corporation (the “Company”). The meeting will be held at the Riverside Country Club located at 2701 North University Avenue, Provo, Utah 84604 on Tuesday, May 24, 2005, for the following purposes:

1.	To approve an Amended and Restated Articles of Incorporation of the Company to provide for among other things (1) a classified board of directors, (2) an increase of the number of authorized shares of common stock of the Company from 100 million to 250 million and (3) an election by the Company that the Control Shares Acquisition Act, Section 61-6-1 et seq., of the Utah Revised Business Corporation Act not apply to control share acquisitions of the securities of the Company;

2.	To elect (1) two Class I directors to serve for a one-year term that expires at the 2006 Annual Meeting of Shareholders and until their successors have been duly elected and qualified, (2) two Class II directors to serve for a two-year term that expires at the 2007 Annual Meeting of Shareholders and until their successors have been duly elected and qualified, and (3) two Class III directors to serve for a three-year term that expires at the 2008 Annual Meeting of Shareholders and until their successors have been duly elected and qualified;

3.	To ratify the appointment of Tanner LC as our independent accountants for the fiscal year ending December 31, 2005; and

4.	To consider and transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

The meeting will begin promptly at 2:00 p.m., local time, and check-in will begin at 1:00 p.m., local time. Only holders of record of shares of Raser Technologies common stock (OTC:RSTG) at the close of business on Friday, April 8, 2005 are entitled to vote at the meeting and to notice of any postponements or adjournments of the meeting.

For a period of at least 10 days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be available and open to the examination of any shareholder for any purpose germane to the meeting during normal business hours at our corporate headquarters located at 5152 North Edgewood Drive, Suite 375, Provo, UT 84604.

By order of the Board of Directors,

Brent M. Cook
Chief Executive Officer

Provo, UT

April     , 2005

YOUR VOTE IS IMPORTANT!

PLEASE SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE

BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

Page
GENERAL INFORMATION	1

QUESTIONS AND ANSWERS CONCERNING THIS SOLICITATION AND VOTING AT THE ANNUAL MEETING	1

When and where is the meeting?	1
Why I am receiving these proxy materials?	1
What is the purpose of the annual meeting?	1
Who is entitled to attend the meeting?	1
Who is entitled to vote at the meeting?	2
How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?	2
What items of business will be voted on at the meeting?	2
How does the Board of Directors recommend that I vote?	3
What shares can I vote at the meeting?	3
What is the difference between holding shares as a shareholder of record and as a beneficial owner?	3
How can I vote my shares without attending the meeting?	3
How can I vote my shares in person at the meeting?	4
Can I change my vote?	4
Who can help answer my questions?	4
What vote is required to approve each item and how are votes counted?	4
What is a “broker non-vote”?	5
How are “broker non-votes” counted?	5
How are abstentions counted?	5
What happens if additional matters are presented at the meeting?	5
Who will serve as inspector of election?	5
What should I do in the event that I receive more than one set of proxy/voting materials?	6
Who is soliciting my vote and who will bear the costs of this solicitation?	6
Where can I find the voting results of the meeting?	6
What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as directors?	6
How may I communicate with the Board of Directors of Raser or the non-management directors on the Raser Board?	7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	8

Changes in Control	9

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	10

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	10

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS	12

Board Structure and Committee Composition	12
Compensation of Directors	13
Consideration of Director Nominees	13
Communications with the Board of Directors	14

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	15

Executive Compensation	16
Grants of Stock Options and SARs	16
Exercises of Stock Option	17
Securities Authorized for Issuance under Equity Compensation Plans	17
Equity Compensation Plan Information	17

APPENDICES:

Appendix A	Charter for the Audit Committee of the Board of Directors
Appendix B	Charter for the Nominating and Governance Committee of the Board of Directors
Appendix C	Amended and Restated Articles of Incorporation
Appendix D	Control Shares Acquisition Act

RASER TECHNOLOGIES, INC.

PROXY STATEMENT

GENERAL INFORMATION

The Board of Directors of Raser Technologies, Inc., a Utah corporation, is soliciting the enclosed proxy from you. The proxy will be used at our 2005 Annual Meeting of Shareholders to be held on Tuesday, May 24, 2005, beginning at 2:00 p.m., at the Riverside Country Club located at 2701 North University Avenue, Provo, Utah 84604, and at any postponements or adjournments thereof. This Proxy Statement contains important information regarding the meeting. Specifically, it identifies the matters upon which you are being asked to vote, provides information that you may find useful in determining how to vote and describes the voting procedures.

We use several abbreviations in this proxy statement. We may refer to our company as “Raser” or the “Company.” The term “proxy materials” includes this proxy statement, as well as the enclosed proxy card and our Annual Report on Form 10-KSB/A for the year ended December 31, 2004, originally filed with the U.S. Securities and Exchange Commission on February 18, 2005, and amended on March 28, 2005. The term “meeting” means our 2005 Annual Meeting of Shareholders.

We are sending these proxy materials on or about April     , 2005, to all shareholders of record at the close of business on Friday, April 8, 2005 (the “Record Date”).

QUESTIONS AND ANSWERS CONCERNING THIS SOLICITATION

AND VOTING AT THE ANNUAL MEETING

When and where is the meeting?	The meeting will be held on Tuesday, May 24, 2005, beginning at 2:00 p.m., at the Riverside Country Club located at 2701 North University Avenue, Provo, Utah 84604. Check-in will begin at 1:00 p.m., local time.

Why I am receiving these proxy materials?	You are receiving these proxy materials from us because you were a shareholder of record at the close of business on the Record Date (April 8, 2005). As a shareholder of record, you are invited to attend the meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

What is the purpose of the annual meeting?	At our meeting, shareholders of record will act upon the items of business outlined below. In addition, management will report on the performance of the Company and respond to questions from shareholders.

Who is entitled to attend the meeting?	You are entitled to attend the meeting only if you were a Raser shareholder (or joint holder) of record as of the close of business on Friday, April 8, 2005, or if you hold a valid proxy for the meeting. You should be prepared to present photo identification for admittance.

Please also note that if you are not a shareholder of record but hold shares in street name (that is, through a broker or nominee), you will need to provide proof of beneficial ownership as of the Record Date, such as your most recent brokerage account statement prior to April 8, 2005, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting.

Who is entitled to vote at the meeting?

Only shareholders who owned Raser common stock at the close of business on the Record Date (April 8, 2005) are entitled to notice of and to vote at the meeting, and at any postponements or adjournments thereof.

As of the Record Date, 49,393,784 shares of Raser common stock were outstanding. Each outstanding share of Raser common stock entitles the holder to one vote on each matter considered at the meeting. Accordingly, there are a maximum of 49,393,784 votes that may be cast at the meeting.

How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?	The presence at the meeting, in person or by proxy, of the holders of one-half of the voting power of the outstanding shares of Raser common stock entitled to vote at the meeting will constitute a quorum. A quorum is required to conduct business at the meeting. The presence of the holders of Raser common stock representing at least 24,696,892 votes will be required to establish a quorum at the meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

What items of business will be voted on at the meeting?

The items of business scheduled to be voted on at the meeting are as follows:

1.      To approve an Amended and Restated Articles of Incorporation of the Company to provide for among other things (1) a classified board of directors, (2) an increase of the number of authorized shares of common stock of the Company from 100 million to 250 million, and (3) an election by the Company that the Control Shares Acquisition Act, Section 61-6-1 et seq., of the Utah Revised Business Corporation Act not apply to control share acquisitions of the securities of the Company;

2.      To elect (i) two Class I directors to serve for a one-year term that expires at the 2006 Annual Meeting of Shareholders and until their successors have been duly elected and qualified, (ii) two Class II directors to serve for a two-year term that expires at the 2007 Annual Meeting of Shareholders and until their successors have been duly elected and qualified, and (iii) two Class III directors to serve for a three-year term that expires at the 2008 Annual Meeting of Shareholders and until their successors have been duly elected and qualified;

3.      To ratify the appointment of Tanner LC as our independent accountants for the fiscal year ending December 31, 2005; and

4.      To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

These proposals are described more fully below in these proxy materials. As of the date of this Proxy Statement, the only business that our Board of Directors intends to present or knows of that others will present at the meeting is as set forth in this Proxy Statement. If any other matter or matters are properly brought before the meeting, it is the intention of the persons who hold proxies to vote the shares they represent in accordance with their best judgment.

How does the Board of Directors recommend that I vote?	Our Board of Directors recommends that you vote your shares “FOR” the approval of the Amended and Restated Articles of Incorporation of the Company, “FOR” each of the director nominees, and “FOR” the ratification of independent auditors for the 2005 fiscal year.

What shares can I vote at the meeting?	You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most Raser shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholders of Record. If your shares are registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to Raser or to vote in person at the meeting. We have enclosed or sent a proxy card for you to use.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting. Please note that since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

How can I vote my shares without attending the meeting?	Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

By Mail—Shareholders of record of Raser common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelope. Raser shareholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelope.

How can I vote my shares in person at the meeting?	Shares held in your name as the shareholder of record may be voted in person at the meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Can I change my vote?	You may change your vote at any time prior to the vote at the meeting. If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Secretary prior to your shares being voted, or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Who can help answer my questions?

If you have any questions about the meeting or how to vote or revoke your proxy, please contact:

Jonathan T. Reid

Vice President, General Counsel and Secretary

5152 North Edgewood Drive, Suite 375

Provo, Utah 84604

Phone: 1-801-765-1200

If you need additional copies of this proxy statement or voting materials, please contact Jonathan T. Reid, Vice President, General Counsel and Secretary, as described above or send an e-mail to jreid@rasertech.com.

What vote is required to approve each item and how are votes counted?

The vote required to approve each item of business and the method for counting votes is set forth below:

Election of Directors. The two (2) Class I director nominees receiving the highest number of affirmative “FOR” votes at the meeting (a plurality of votes cast) will be elected to serve as Class I directors. The two (3) Class II director nominees receiving the highest number of affirmative “FOR” votes at the meeting (a plurality of votes cast) will be elected to serve as Class II directors. The two (3) Class III director nominees receiving the highest number of affirmative “FOR” votes at the meeting (a plurality of votes cast) will be elected to serve as Class III directors. You may vote either “FOR” or “WITHHOLD” your vote for the director nominees. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Amendment and Restatement of the Articles of Incorporation. The affirmative vote of a majority of the outstanding shares will be required for approval. You may vote “FOR,” “AGAINST” or “ABSTAIN” your vote for the Amended and Restated Articles of Incorporation. If you “ABSTAIN,” your abstention has the same effect as a vote against.

All Other Items. For each of the other items of business, the affirmative “FOR” vote of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. You may vote “FOR,” “AGAINST” or “ABSTAIN” for these items of business. If you “ABSTAIN,” your abstention has the same effect as a vote “AGAINST.

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board of Directors (“FOR” the approval of the Company’s Amended and Restated Articles of Incorporation, “FOR” all of the Company’s nominees to the Board of Directors, “FOR” ratification of the independent auditors, and in the discretion of the proxy holders on any other matters that properly come before the meeting or any adjournment or postponement thereof).

What is a “broker non-vote”?	Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters (such as election of directors and ratification of the appointment of independent accountants), but not on non-routine matters (such as shareholder proposals or approval of the Amended and Restated Articles of Incorporation of the Company). Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” routine maters but not non-routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.

How are “broker non-votes” counted?	Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for any particular proposal.

How are abstentions counted?	If you return a proxy card that indicates an abstention from voting in all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to a proposal (other than the election of directors), but they will not be voted on any matter at the 2005 Annual Meeting. In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote “AGAINST” a proposal.

What happens if additional matters are presented at the meeting?	Other than the three items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Brent M. Cook (our Chief Executive Officer) or William Dwyer (our Chief Financial Officer), will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If, for any unforeseen reason, any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board of Directors.

Who will serve as inspector of election?	We expect Jonathan T. Reid, our Vice President, General Counsel and Secretary, to tabulate the votes and act as inspector of election at the 2005 Annual Meeting.

What should I do in the event that I receive more than one set of proxy/voting materials?	You may receive more than one set of these proxy solicitation materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each Raser proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Who is soliciting my vote and who will bear the costs of this solicitation?	Raser is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to this solicitation by mail, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by members of our Board of Directors, our officers and other employees, who will not receive any additional compensation for assisting in the solicitation. Upon request, we will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for forwarding proxy solicitation materials to the beneficial owners of Raser common stock.

Where can I find the voting results of the meeting?	We intend to announce preliminary voting results at the meeting.

What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as directors?

As a shareholder, you may be entitled to present proposals for action at a future meeting of shareholders.

Shareholder Proposals: For a shareholder proposal to be considered for inclusion in the Raser proxy statement for the annual meeting to be held in 2006, the written proposal must be received by the Corporate Secretary of Raser at our principal executive offices no later than                     , 2005. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in the Raser proxy statement is instead a reasonable time before Raser begins to print and mail its proxy materials. Such proposals also must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and any other applicable rules established by the U.S. Securities and Exchange Commission. Proposals should be addressed to:

Chief Financial Officer

Raser Technologies, Inc.

5152 North Edgewood Drive, Suite 375

Provo, UT 84604.

For a shareholder proposal that is not intended to be included in the Raser proxy statement in accordance with Rule 14a-8, the shareholder must give timely notice to the Corporate Secretary of Raser. To be considered timely, the notice must be received by the Corporate Secretary of Raser at our principal executive offices no later than                     , 2005. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, then notice of a shareholder proposal that is not intended to be included in the Raser proxy statement under Rule 14a-8 for such future meeting must be received within a reasonable time before Raser begins to print and mail its proxy materials.

How may I communicate with the Board of Directors of Raser or the non-management directors on the Raser Board of Directors?	Shareholders may address inquiries to any of Raser’s directors or to the full Board of Directors by writing to Raser Technologies, Inc., Attn: Secretary, 5152 North Edgewood Drive, Suite 375, Provo, Utah 84604. Each communication from a shareholder should include the following information in order to permit shareholder status to be confirmed and to provide an address to forward a response if deemed appropriate: (i) the name, mailing address and telephone number of the shareholder sending the communication; and (ii) if the shareholder is not a record holder of our common stock, the name of the record holder of our common stock beneficially owned must be identified along with the shareholder. Our Corporate Secretary will forward all appropriate communication to the Board of Directors or individual members of the Board of Directors specified in the communication. Communications intended for non-management directors should be directed to the chairperson of the Audit Committee at the Company’s address listed above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides certain information relating to the beneficial ownership of Raser common stock as of April 8, 2005, by:

•	each shareholder known by us to own beneficially more than 5% of Raser common stock;

•	each of our Named Executive Officers;

•	each of our directors and director nominees; and

•	all of our directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has the sole or shared voting power or investment power and any shares that the individual has the right to acquire within 60 days of April 8, 2005 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

The number and percentage of shares beneficially owned is computed on the basis of 49,393,784 shares of Raser common stock outstanding as of April 8, 2004. Shares of Raser common stock that a person has the right to acquire within 60 days of April 8, 2004 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. The address for those persons for which an address is not otherwise provided is c/o Raser Technologies, Inc., 5152 North Edgewood Drive, Suite 375, Provo, UT 84604.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned (1)	Percentage of Common Stock Outstanding
Kraig T. Higginson (2)	15,014,870	30.4%
Ned Warner (3)	6,313,077	12.8%
Jack Kerlin (4)	5,457,370	11.0%
R. Thomas Bailey (5)	2,927,656	5.9%
David W. West (6)	1,000,296	2.0%
Fred Wenninger (7)	742,300	1.5%
John C. Ritter (8)	362,500	*
Timothy D. Fehr	150,000	*
William Dwyer (9)	100,000	*
Lee A. Daniels (10)	100,000	*
James A. Herickhoff	5,000	*
All Directors and Executive Officers as a group	22,042,635	44.0%

*	Less than 1%
(1)	The information provided in this table is based on our records, information supplied to us by our executive officers, directors and principal shareholders and information contained in Schedules 13D and 13G filed with the Securities and Exchange Commission.
(2)

Consists of 6,988,720 shares held in the name of Lighthouse Fund Partners, Inc., 5,764,600 shares held in the name of Higginson Family Investments, LLC, 900,000 shares held in the name of Jeanette S. Higginson,

500,000 shares held in the name of Eclipse Fund, LLC, 500,000 shares held in the name of HP Fund, LLC, and 200,000 shares held in the name of Jeannette S. Higginson c/f Rebecca A. Higginson, each of which may be deemed to be controlled by Mr. Higginson.

(3)	Consists of 4,699,038 shares held in the name of Ocean Fund, LLC, 1,002,234 shares held in the name of Warner Investments, LP, 330,600 shares held in the name of Risk Management LLC, and 281,200 shares held in the name of Maasai, Inc., each of which may be deemed to be controlled by Mr. Warner.
(4)	Consists of 5,457,370 shares held in the name of Jack Kerlin Investments, LLC, which may be deemed to be controlled by Mr. Kerlin.
(5)	Consists of 2,927,656 shares held in the name of R. Thomas Bailey Family LP, which may be deemed to be controlled by Mr. Bailey.
(6)	Includes options to purchase 500,000 shares exercisable within 60 days of March 31, 2005. Includes 5,000 shares held jointly with Mr. West’s wife, Diana.
(7)	Includes warrants held by Mr. Wenninger to purchase 15,000 shares exercisable within 60 days of April 8, 2005. Includes warrants held by Eunice Wenninger to purchase 2,500 shares exercisable within 60 days of April 8, 2005, which may be deemed to be controlled by Mr. Wenninger. Includes 624,800 shares held in the name of Fred W. Wenninger TTEE FBO Fred W. Wenninger Self Declaration Trust, and 30,000 shares held in the name of Eunice Elizabeth Wenninger Self Declaration Trust, both of which may be deemed to be controlled by Mr. Wenninger.
(8)	Includes 62,500 shares to be granted to Mr. Ritter within 60 days pursuant to his employment agreement.
(9)	Includes 5,000 shares held in the name of William Dwyer c/f Brittany Dwyer, 5,000 shares held in the name of William Dwyer c/f Brian Dwyer and 5,000 shares held in the name of William Dwyer c/f John Dwyer, all of which may be deemed to be controlled by Mr. Dwyer.
(10)	Includes options to purchase 100,000 shares exercisable within 60 days of April 8, 2005.

Changes in Control

To the knowledge of the Company’s management, there are no present arrangements or pledges of the Company’s securities which may result in a change of control.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities Exchange Commission (the “SEC”) and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms that we have received, or written representations from reporting persons, we believe that during the fiscal year ending December 31, 2004, all executive officers, directors and greater than 10% shareholders complied with all applicable filing requirements, with the exception of the following:

Name	Number of late reports	Number of transactions not reported on a timely basis
Kraig T. Higginson	2	4
Brent M. Cook	1	1
John C. Ritter	3	6
David W. West	1	1
Fred Wenninger	2	5
Timothy D. Fehr	1	1
Lee A. Daniels	1	1
William Dwyer	1	1
Ned Warner	2	6

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On April 11, 2005, the Company entered into a Share Contribution Agreement with Kraig T. Higginson, the Chairman of the Board of Directors. Pursuant to this agreement, Mr. Higginson agreed to transfer to the Company up to 2,000,000 shares of common stock of the Company in connection with the conversion of shares of the Company’s Series C Preferred Stock into shares of common stock of the Company.

On February 25, 2004, the Company entered into a Restricted Stock Grant Agreement with John C. Ritter, its President. Pursuant to this agreement, Mr. Ritter was granted the right to receive up to 1,000,000 shares of the Company’s common stock as compensation, which shares are subject to vesting. Of the 1,000,000 shares of common stock with respect to which Mr. Ritter has the right to receive, as of April 8, 2005, 500,000 shares had been issued while the remaining 500,000 shares will vest by February 1, 2007.

On February 25, 2004, the Company entered into a Restricted Stock Grant Agreement with Timothy D. Fehr, its Chief Technical Officer and Senior Vice President. Pursuant to this agreement, Mr. Fehr was granted the right to receive up to 500,000 shares of the Company’s common stock as compensation, which shares are subject to vesting. Of the 500,000 shares of common stock with respect to which Mr. Fehr has the right to receive, as of April 8, 2005, 250,000 shares had been issued while the remaining 250,000 shares will vest by February 1, 2007.

On August 1, 2004, the Company entered into a Restricted Stock Grant Agreement with William Dwyer, its Chief Financial Officer and Vice President. Pursuant to this agreement, Mr. Dwyer was granted the right to receive up to 400,000 shares of the Company’s common stock as compensation, which shares are subject to vesting. Of the 400,000 shares of common stock with respect to which Mr. Dwyer has the right to receive, as of April 8, 2005, 100,000 shares had been issued while the remaining 300,000 shares will vest by August 1, 2007.

On January 31, 2005, the Company entered into an At-Will Employment Agreement with Brent M. Cook, its Chief Executive Officer. Pursuant to this Agreement, in the event of the termination of Mr. Cook’s employment, Mr. Cook will receive from the Company a severance payment equal to his current annual salary and the average of any bonuses paid during the period prior to the termination of Mr. Cook’s employment.

Since December 31, 2002, the Company has granted options to purchase an aggregate of 392,000 shares of our common stock to individuals that currently serve as our executive officers and directors. Such options were granted at exercise prices ranging from $3.60 to $24.20 per share, in each case reflecting the fair market value per share of our common stock on the date of grant.

Del Higginson, the brother of the Company’s chairman of the Board of Directors, Kraig T. Higginson, is currently an employee of the Company. Del Higginson serves as a Mechanical Technician and has an annual salary of $43,200. In addition, in connection with his employment, the Company granted Del Higginson an option to purchase 10,000 shares of the Company’s common stock at an exercise price of $3.65 per share, which reflects the fair market value per share of our common stock at the time of the grant as determined by our Board of Directors.

Kort Sandberg, the brother-in-law of Ned Warner, a beneficial holder of more than 5% of the outstanding shares of common stock of the Company, is currently an employee of the Company. Kort Sandberg serves as an Electrical Engineer and has an annual salary of $60,000. In addition, in connection with his employment, the Company granted Kort Sandberg an option to purchase 100,000 shares of the Company’s common stock at an exercise price of $3.65 per share, which reflects the fair market value per share of our common stock at the time of the grant as determined by our Board of Directors.

Kevin Kerlin, the son of Jack Kerlin, a beneficial holder of more than 5% of the outstanding shares of common stock of the Company, is currently an employee of the Company. Kevin Kerlin serves as a Mechanical Engineer and has an annual salary of $48,000. In addition, in connection with his employment, the Company granted Kevin Kerlin an option to purchase 50,000 shares of the Company’s common stock at an exercise price of $3.65 per share, which reflects the fair market value per share of our common stock at the time of the grant as determined by our Board of Directors.

In 2003, the Company issued 930,000 shares of Series A Convertible Preferred Stock in a private offering for net proceeds of $930,000 (the “Series A Financing”). Michael Harris, the brother-in-law of Ned Warner, a beneficial holder of more than 5% of the outstanding shares of common stock of the Company, purchased 20,000 shares of Series A Convertible Preferred Stock in the Series A Financing.

In 2004, the Company issued 4,240.5 shares of Series B Convertible Preferred Stock to 18 investors in exchange for aggregate proceeds of $4,240,500 (the “Series B Financing”). Helen West, the mother of David W. West, the Company’s Vice President, purchased 50 shares of Series B Convertible Preferred Stock in the Series B Financing. In addition, two trusts controlled by Fred Wenninger, a member of the Company’s Board of Directors (Fred W. Wenninger TTEE FBO Fred W. Wenninger Self Declaration Trust and Eunice Elizabeth Wenninger self Declaration Trust), purchased 245 shares of Series B Convertible Preferred Stock in the Series B Financing.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Raser is committed to having sound corporate governance principles. Having such principles is essential to running our business efficiently and to maintaining our integrity in the marketplace. The audit committee of the Board of Directors operates under a written charter adopted by the Board of Directors.

Board Structure and Committee Composition

As of the date of this proxy statement, our Board of Directors is composed of six (6) directors and maintains the following three standing committees: (1) the Audit Committee; (2) the Compensation Committee; and (3) Nominating and Governance Committee. The membership as of the date of this proxy statement and the function of each of the committees are described below.

Name of Director	Audit Committee		Compensation Committee		Nominating and Governance Committee
Kraig T. Higginson
Brent M. Cook
John C. Ritter
James A. Herickhoff	X		X		X	*
Fred Wenninger	X		X	*	X
Lee A. Daniels	X	*	X		X
Number of Meetings Held During the Last Fiscal Year	2		3		0	(1)

X = Committee member; * = Chairperson

(1)	The Nominating Committee was formed on April 12, 2005

Our Board of Directors held 6 meetings during the fiscal year ended December 31, 2004 (the “Last Fiscal Year”). Each director attended at least 75% of all Board of Directors and applicable Committee meetings. The Board of Directors encourages its members to attend annual meetings of shareholders of Raser. Six directors attended the last annual meeting of shareholders.

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The primary responsibility of this Committee is to oversee the accounting and financial reporting processes of Raser and report the financial results to the Board of Directors. This Committee assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the financial statements, compliance with legal and regulatory requirements, the independent auditors’ qualifications, independence and performance, and internal accounting and financial controls and reporting practices. Among other things, this Committee prepares the Audit Committee report for inclusion in the annual proxy statement of Raser; annually reviews the Committee’s charter and the Committee’s performance; appoints, evaluates and determines the compensation of our independent auditors; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews our disclosure controls and procedures, internal controls, information security policies, internal audit function, and corporate policies with respect to financial information and earnings guidance; oversees investigations into complaints concerning financial matters; and reviews other risks that may have a significant impact on the financial statements of Raser. This Committee works closely with management as well as our independent auditors. This Committee also has the authority to obtain advice and assistance from, and receive appropriate funding from Raser for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

Our Board of Directors has determined that each member of the Audit Committee meets the independence criteria prescribed by applicable law and the rules of the SEC for audit committee membership.

The report of the Audit Committee is included on page 14 of this proxy statement. The charter of the Audit Committee is included as Appendix A to this proxy statement.

Compensation Committee

The Compensation Committee assists the Board of Directors in discharging its responsibilities relating to the compensation of our executive officers and directors. This Committee determines, approves and reports to the Board of Directors on all elements of compensation for our executive officers, including salaries, bonuses, stock option grants, and other benefits and compensation arrangements. The Committee provides general oversight of our compensation structure and also has the authority to make grants under and otherwise administer our equity compensation plans.

Nominating and Governance Committee

The Nominating and Governance Committee was recently formed on April 12, 2005 and will assist our Board of Directors in fulfilling its responsibilities with respect to corporate governance of Raser. This Committee is responsible for developing and recommending to the Board of Directors the governance principles applicable to Raser; overseeing the evaluation of the Board of Directors and management of Raser; recommending to the Board of Directors director nominees for each committee; and assisting the Board of Directors in identifying prospective director nominees and determining the director nominees for election at annual meetings of shareholders of Raser. Among other things, the Committee determines the criteria for qualification and selection of directors for election to the Board of Directors as appropriate; oversees the organization of the Board of Directors with a view to facilitating the Board of Directors’ proper and efficient discharge of its duties and responsibilities; and identifies best practices in the area of corporate governance principles, including giving proper attention and providing effective responses to shareholder concerns regarding corporate governance. Other specific duties and responsibilities of this Committee include: annually assessing the size and composition of the Board of Directors; developing qualifications for Board of Directors committees as appropriate; defining criteria for director independence; monitoring compliance with Board of Directors and Board of Directors committee membership criteria; annually reviewing and recommending directors for continued service; coordinating and assisting management and the Board of Directors in recruiting new members to the Board of Directors; reviewing and recommending proposed changes to our Articles of Incorporation or Bylaws and Board of Directors committee charters; recommending Board of Directors committee assignments; reviewing, approving and monitoring all service by executive officers on outside boards of directors; overseeing the evaluation of the Board of Directors and management; reviewing and approving in advance any proposed related party transactions; reviewing, approving and monitoring compliance with the Code of Ethics of Raser.

The charter of the Nominating and Governance Committee is included as Appendix B to this proxy statement.

Compensation of Directors

Fred Wenninger, director, receives $1,000 per board meeting for travel, lodging, meals and incidental expenses. Lee A. Daniels, who joined the Company’s Board of Directors in May 2004 receives no compensation as a director other than the grant of an option to purchase 100,000 shares of Raser’s common stock, which vests over 2 years. James A. Herickhoff, who joined the Company’s Board of Directors in March 2005, receives no compensation as a director other than the grant of an option to purchase 100,000 shares of Raser’s common stock, which vests over 3 years.

Consideration of Director Nominees

Shareholder nominees

The policy of the Board of Directors is to consider properly submitted shareholder nominations for candidates for membership on the Board of Directors as described under “Identifying and Evaluating Nominees for Directors” below. In evaluating such nominations, the Board of Directors seeks to achieve a balance of knowledge, experience and capability on the Board of Directors and to address the membership criteria set forth under “Director Qualifications.” Any shareholder nominations proposed for consideration by the Board of Directors should include the nominee’s name and qualifications for Board of Directors membership and should be addressed to:

Corporate Secretary

Raser Technologies, Inc.

5152 North Edgewood Drive, Suite 375,

Provo, UT 84604

For a description of the process for nominating directors, please refer to “Questions and Answers about the Proxy Materials and the Annual Meeting—What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as directors?” beginning on page 5.

Director Qualifications

Members of the Board of Directors should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all shareholders.

Identifying and Evaluating Nominees for Directors

The Board of Directors utilizes a variety of methods for identifying and evaluating nominees for director. The Board of Directors regularly assesses the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Board of Directors considers various potential candidates for director. Candidates may come to the attention of the Board of Directors through current Board of Directors members, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Board of Directors, and may be considered at any point during the year. As described above, the Board of Directors considers properly submitted shareholder nominations for candidates for the Board of Directors. Following verification of the shareholder status of persons proposing candidates, recommendations are aggregated and considered by the Board of Directors at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for the annual meeting. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials are forwarded to the Board of Directors. The Board of Directors also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder. In evaluating such nominations, the Board of Directors seeks to achieve a balance of knowledge, experience and capability on the Board of Directors.

Communications with the Board of Directors

Individuals may communicate with our Board of Directors by writing to Corporate Secretary, Raser Technologies, Inc., 5152 North Edgewood Drive, Suite 375, Provo, Utah 84604. Our Corporate Secretary will forward all appropriate communication to the Board of Directors or individual members of the Board of Directors specified in the communication. Communications intended for non-management directors should be directed to the chairperson of the Audit Committee at the Company’s address listed above.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, this report of the Audit Committee of the Board of Directors shall not be deemed “filed” with the Commission or “soliciting material” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

The following is the audit committee’s report submitted to the Board of Directors for the fiscal year ended December 31, 2004.

The audit committee of the Board of Directors has:

•	reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2004 with the Company’s management.

•	discussed with Tanner LC, the Company’s independent auditors for the year ended December 31, 2004, the materials required to be discussed by Statement on Auditing Standards No. 61.

•	reviewed the written disclosures and the letter from Tanner LC required by Independent Standards Board No. 1 and has discussed with Tanner LC its independence.

Based on the foregoing review and discussion, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company’s 2004 Annual Report on Form 10-KSB/A and appointed Tanner LC to serve as the Company’s independent auditors for the year ending December 31, 2005.

AUDIT COMMITTEE

Fred Wenninger

Lee A. Daniels

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

The following table summarizes information concerning the compensation awarded to, earned by, or paid for services rendered to Raser in all capacities during the years ended December 31, 2002, December 31, 2003 and December 31, 2004, by our Chief Executive Officer and our four other most highly compensated executive officers whose salary and bonus for 2004 exceeded $100,000. These executives are referred to as the “Named Executive Officers” elsewhere herein. No director or executive officer of the Company received any compensation from the date of its inception through October 14, 2003.

Summary Compensation Table

Long Term Compensation
		Annual Compensation		Awards		Payout
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position (1), (2)	Year or Period Ended	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock ($) (3)	Securities Underlying Options (#)	LTIP Payouts ($)	All Other Compensation ($)
Kraig T. Higginson (3) Chief Executive Officer	12/31/2004 12/31/2003 12/31/2002	180,000 103,269 —	— — —	— — —	— — —	— — —	— — —	— — —

William Dwyer (4) Vice President, Chief Financial Officer	12/31/2004	59,824	—	—	933,579	—	—	—

(1)	John C. Ritter, President and Timothy D. Fehr, Senior Vice President and Chief Technology Officer receive less than $100,000 in annual compensation; however, in 2004, pursuant to certain restricted stock grants, Mr. Ritter received $1,378,125 and Mr. Fehr received $737,081.
(2)	David W. West, Vice President, received less than $100,000 in compensation, but was granted an option to purchase 500,000 shares of the Company’s common stock in 2004 at an exercise price of $3.65 per share.
(3)	Brent M. Cook was appointed as the Company’s Chief Executive Officer on January 31, 2005.
(4)	William Dwyer joined the company in August 2004 and received compensation of $59,824 over a period of five months, which equates to an approximate annualized salary of $135,000.

Grants of Stock Options and SARs

The following table summarizes the stock options and SARs granted to each Named Executive Officer during the Last Fiscal Year.

Option/SAR Grants in Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Options/SARs Granted(#)		Percent of Total Options/SARs Granted to Employees(#)	Exercise/Base Price Per Share	Expiration Date
David W. West	500,000	(1)	48%	$3.65	4/7/2014

(1)	Vested completely when granted at the market price on April 8, 2004.

Exercises of Stock Option

The following table provides certain information concerning stock option and SAR exercises during the Last Fiscal Year, and exercisable and unexercisable options held as of December 31, 2004, by the Named Executive Officers.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

			Number of Securities Underlying Unexercised Options/SARs at FY End (#)		Value of Unexercised In-the-Money Options/SARs at FY End ($)
Name	Shares Acquired on Exercise(#)	Value Realized($)	Exercisable	Unexercisable	Exercisable($)	Unexercisable($)
David W. West	—	$—	500,000	—	2,450,000	—

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides certain information concerning our equity compensation plans as of December 31, 2004.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	1,285,000		$4.16	465,000
Equity compensation plans not approved by security holders (2)	1,050,000	(3)(4)(5)	0	0

Total	2,335,000		$2.29	465,000

(1)	As of December 31, 2004 there were 465,000 remaining shares available to be issued under Raser’s Long Term Incentive Plan (the “Plan”). This Plan was approved by the Company’s shareholders in May 2004. Pursuant to the Plan, an automatic annual increase to the number of shares of common stock reserved for issuance under the Plan is equal to the lesser of 1,750,000 shares, 3% of the outstanding shares on the first day of each fiscal year, or an amount determined by the Board of Directors.
(2)	Includes stand-alone grants to John C. Ritter, Timothy D. Fehr and William Dwyer of the right to receive restricted shares of the Company’s common stock, described more fully below.
(3)	Includes a stand-alone grant of the right to receive up to 500,000 restricted shares of the Company’s common stock granted to John C. Ritter as compensation pursuant to that certain Restricted Stock Grant Agreement dated February 25, 2004 (the “Ritter Agreement”). Pursuant to the Ritter Agreement, Mr. Ritter was granted the right to receive up to 1,000,000 restricted shares of the Company’s common stock, which shares are issuable as compensation for services as an employee of the Company and at no other cost to Mr. Ritter. As of April 8, 2005, 500,000 shares had vested and had been issued to Mr. Ritter while the remaining 500,000 shares will vest by February 1, 2007.

(4)	Includes a stand-alone grant of the right to receive up to 250,000 restricted shares of the Company’s common stock granted to Timothy D. Fehr as compensation pursuant to that certain Restricted Stock Grant Agreement dated February 25, 2004 (the “Fehr Agreement”). Pursuant to the Fehr Agreement, Mr. Fehr was granted the right to receive up to 500,000 restricted shares of the Company’s common stock, which shares are issuable as compensation for services as an employee of the Company and at no other cost to Mr. Fehr. As of April 8, 2005, 250,000 shares had vested and had been issued to Mr. Fehr while the remaining 250,000 shares will vest by February 1, 2007.
(5)	Includes a stand-alone grant of the right to receive up to 300,000 restricted shares of the Company’s common stock granted to William Dwyer as compensation pursuant to that certain At Will Employment, Confidential Information, Invention Assignment, Noncompetition and Arbitration Agreement dated August 1, 2004 (the “Dwyer Agreement”). Pursuant to the Dwyer Agreement, Mr. Dwyer was granted the right to receive up to 400,000 restricted shares of the Company’s common stock, which shares are issuable as compensation for services as an employee of the Company and at no other cost to Mr. Dwyer. As of April 8, 2005, 100,000 shares had vested and had been issued to Mr. Dwyer while the remaining 300,000 shares will vest by August 1, 2007.

Employment Contracts and Change-in-Control Arrangements

Except as indicated below, there are no employment contracts, compensatory plans or arrangements, including payments to be received from the Company, with respect to any director or executive officer that would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment with the Company or any subsidiary, any change in control of the Company, or a change in the person’s responsibilities following a change in control of the Company.

On February 25, 2004, the Company entered into a Restricted Stock Grant Agreement with John C. Ritter, its President (the “Ritter Agreement”). Pursuant to the Ritter Agreement, Mr. Ritter was granted the right to receive up to 1,000,000 shares of the Company’s common stock subject to the following vesting schedule: 250,000 shares were issued immediately upon execution of the Ritter Agreement and the remaining 750,000 shares vest over a period of three years, with the first tranche of 62,500 shares vesting on May 3, 2004, and each subsequent tranche of 62,500 shares vesting on the first business day of each third month thereafter.

Under the Ritter Agreement, all previously unvested shares to be granted to Mr. Ritter pursuant to the Ritter Agreement will vest upon a “change in control” of the Company. “Change in control” is defined as:

•	any person becoming the beneficial owner, directly or indirectly, of 50% or more of the Company’s voting stock; or

•	during any period of two consecutive years, persons who at the beginning of such period constitute the Company’s Board of Directors cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company’s shareholders of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period.

Any merger, consolidation or corporate reorganization in which the owners of the Company’s capital stock entitled to vote in the election of directors prior to such combination own 50% or more of the resulting entity’s voting stock will not, by itself, be considered a “change in control” for purposes of the Ritter Agreement.

On February 25, 2004, the Company entered into a Restricted Stock Grant Agreement with Timothy D. Fehr, its Chief Technical Officer and Senior Vice President (the “Fehr Agreement”). Pursuant to the Fehr Agreement, Mr. Fehr was granted the right to receive up to 500,000 shares of the Company’s common stock subject to the following vesting schedule: 150,000 shares were issued upon execution of the Fehr Agreement, 100,000 shares were issued on February 1, 2005, 100,000 shares vest on February 1, 2006 and 150,000 shares vest on February 1, 2007. The Fehr Agreement also includes the change in control provisions contained in the

Ritter Agreement and described above. In addition, pursuant to the Fehr Agreement, if Mr. Fehr is terminated for “cause,” he is entitled to receive a prorated number of shares equal to 8,333 shares per month for every full month he has been an employee of the Company.

On August 1, 2004, the Company entered into an At-Will Employment, Confidential Information, Invention Assignment, Noncompetition and Arbitration Agreement with William Dwyer, its Chief Financial Officer and Vice President (the “Dwyer Agreement”). Pursuant to the Dwyer Agreement, Mr. Dwyer was granted the right to receive up to 400,000 shares of the Company’s common stock subject to the following vesting schedule: 100,000 shares were issued on August 1, 2004, 100,000 shares vest on August 1, 2005, 100,000 shares vest on August 1, 2006 and 100,000 shares vest on August 1, 2007. The Dwyer Agreement also includes the change in control provisions contained in the Ritter Agreement and described above. In addition, pursuant to the Dwyer Agreement, if Mr. Dwyer is terminated for “cause,” he is entitled to receive a prorated number of shares equal to 8,333 shares per month for every full month he has been an employee of the Company.

On January 31, 2005, the Company entered into an At-Will Employment Agreement with Brent M. Cook, in connection with Mr. Cook’s appointment as the Company’s Chief Executive Officer (the “Cook Agreement”). Pursuant to the Cook Agreement, in the event of the termination of Mr. Cook’s employment, Mr. Cook is entitled to receive from the Company a severance payment equal to his current annual salary and the average of any bonuses paid during the period prior to the termination of Mr. Cook’s employment.

PROPOSALS TO BE VOTED ON

PROPOSAL ONE

APPROVAL OF THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION

The Board of Directors has approved an Amended and Restated Articles of Incorporation in substantially the form attached hereto as Appendix C (the “Amended and Restated Articles”) to provide for among other things (1) a classified board of directors, (2) an increase of the number of authorized shares of common stock of the Company from 100 million to 250 million, and (3) an election by the Company that the Control Shares Acquisition Act, Section 61-6-1 et seq., of the Utah Revised Business Corporation Act not apply to control share acquisitions of the securities of the Company. The Board of Directors also has authorized the submittal of the proposed Amended and Restated Articles to the shareholders for their consideration and approval.

Classified Board of Directors

The proposed Amended and Restated Articles provide that the Board of Directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. At the annual meeting of shareholders in 2006, the term of office of the Class I directors shall expire and the Class I directors shall be elected for a full term of three years. At the annual meeting of shareholders in 2007, the term of office of the Class II directors shall expire and the Class II directors shall be elected for a full term of three years. At the annual meeting of shareholders in 2008, the term of office of the Class III directors shall expire and the Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of shareholders, directors shall be elected for a full term of three years to succeed the directors of the class whose term expire at such annual meeting. Each class of directors shall contain one-third ( 1/3) of the total, or as near as may be, and shall be elected in rotating years. Each director shall serve a term terminating at the annual meeting three years from his or her election or until his or her successor is elected and duly qualified, or until his or her earlier death, resignation or removal. In the event a vacancy occurs during the term of any director (by reason of death, resignation, removal, disqualification or other cause), such vacancy may be filled by the Board of Directors as provided in the bylaws of the Company. Any additional directorships resulting from an increase in the number of directors shall be apportioned among the three classes so as to maintain the number of directors in each class as nearly equal as possible.

If the proposal is approved by the shareholders, the classified terms of the members of the Board of Directors would be applicable to every election of the directors following the date of effectiveness of the Amended and Restated Articles, rather than only an election of directors following a change of control of the Company. If the proposal is approved, because only one of the three classes of a classified board will be elected annually, at least two annual shareholders” meetings, instead of one, will be required to effect a change in control of the board of directors through the normal election process. This proposal is not in response to any effort of which the Company is aware to accumulate the Company’s stock or to obtain control of the Company, nor is it part of a plan by management to adopt a series of such amendments. Management has no current plans to propose other anti-takeover measure in future proxy solicitations.

Increase in Authorized Shares of Common Stock

The proposed Amended and Restated Articles provide for an increase in the number of authorized shares of common stock of the Company from 100 million to 250 million. The increase in the number of authorized shares will help enable the Company to have sufficient authorized shares to effect acquisitions of complementary businesses, strategic partnerships and forward stock splits if approved by the Company’s Board of Directors.

Utah Control Shares Acquisition Act

The proposed Amended and Restated Articles provide for an election by the Company that the Control Shares Acquisition Act, Section 61-6-1 et seq., of the Utah Revised Business Corporation Act (the “Control Shares Acquisition Act”) not apply to control share acquisitions of the securities of the Company. The Control Shares Acquisition Act is attached hereto as Appendix D.

Vote Required and Recommendation of the Board of Directors

A copy of the form of Amended and Restated Articles to be approved by the shareholders is attached hereto as Appendix C. The adoption of the Amended and Restated Articles requires the affirmative vote of a majority of the outstanding shares of Raser stock. Abstentions have the same effect as a vote against the proposal.

The Board of Directors recommends a vote “FOR” the approval of the Company’s Amended and Restated Articles of Incorporation.

PROPOSAL TWO

ELECTION OF DIRECTORS

Raser’s Amended and Restated Articles to be approved provide that the Board of Directors shall be divided into three classes designated as Class I, Class II and Class III, respectively, with the classes of directors serving for staggered three-year terms. Raser currently has six (6) directors, Kraig T. Higginson, Brent M. Cook, John C. Ritter, Fred Wenninger, Lee A. Daniels and James A. Herickhoff, whose terms each expire at the upcoming annual meeting. In accordance with the proposed Amended and Restated Articles of Incorporation, any additional directorships resulting from an increase in the number of directors shall be apportioned among the three classes so as to maintain the number of directors in each class as nearly equal as possible.

Class I Director Nominees

Our Board of Directors has nominated John C. Ritter and Fred Wenninger for election as Class I directors. Each of Messrs. Ritter and Wenninger has served as director since the last annual meeting. If elected, Messrs. Ritter and Wenninger will hold office as Class I directors until Raser’s annual meeting of shareholders held in 2006, or until their respective successors are elected and duly qualified, or until their earlier death, resignation or removal.

Class II Director Nominees

Our Board of Directors has nominated Brent M. Cook and James A. Herickhoff for election as Class II directors. Mr. Herickhoff was recommended as a nominee to the Board of Directors by Raser’s Chief Executive Officer. If elected, Messrs. Cook and Herickhoff will hold office as Class II directors until Raser’s annual meeting of shareholders held in 2007, or until their respective successors are elected and duly qualified, or until their earlier death, resignation or removal.

Class III Director Nominees

Our Board of Directors has nominated Kraig T. Higginson and Lee A. Daniels for election as Class III directors. Mr. Higginson has served as director since the last annual meeting. Mr. Daniels was recommended as a director nominee to the Board of Directors by Raser’s Chairman of the Board of Directors. If elected, Messrs. Higginson and Daniels will hold office as Class III directors until Raser’s annual meeting of shareholders held in 2008, or until their respective successors are elected and duly qualified, or until their earlier death, resignation or removal.

If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your shares will be voted for the two (2) Class I nominees, the two (2) Class II nominees and the two (2) Class III nominees recommended by the Board of Directors. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card. The Board of Directors expects that each nominee will be available to serve as a director. In the event Messrs. Higginson, Cook, Ritter, Wenninger, Daniels or Herickhoff become unavailable, however, the proxy holders will vote for any nominee designated by the Board of Directors, unless the Board of Directors chooses to reduce the number of directors serving on the Board of Directors. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of Messrs. Higginson, Cook, Ritter, Wenninger, Daniels or Herickhoff.

Vote Required and Recommendation of the Board of Directors

The two (2) Class I nominees, two (2) Class II nominees and two (2) Class III nominees receiving the highest number of affirmative “FOR” votes at the meeting (a plurality of votes cast) will be elected to serve as directors in those respective classes. Votes withheld from any director nominee will be counted for purposes of determining the presence or absence of a quorum but have no other legal effect under Utah law.

The Board of Directors recommends a vote “FOR” the election of John C. Ritter and Fred Wenninger as Class I directors, Brent M. Cook and James A. Herickhoff as Class II directors and Kraig T. Higginson and Lee A. Daniels as Class III directors.

Information Concerning the Nominees and Incumbent Directors and the Executive Officers

The following table sets forth the name, age and position of each nominee, each executive offer and each current director of Raser, and the period during which each has served as a director of Raser. Information as to the stock ownership of each of our directors and all of our current executive officers as a group is set forth above under “Security Ownership of Certain Beneficial Owners and Management.” To the knowledge of Raser, there are no family relationships between any director and executive officer.

Name	Position	Age	Director Since
Kraig T. Higginson	Chairman of the Board of Directors	50	2003
Brent M. Cook	Chief Executive Officer, Director	44	2004
John C. Ritter	President, Director	57	2004
Fred Wenninger	Director	66	2003
Lee A. Daniels	Director	48	2004
James A. Herickhoff	Director	62	2005
Dee J. Priano	Senior Vice President	59
David W. West	Vice President	47
Timothy D. Fehr	Chief Technology Officer, Senior V.P.	63
William Dwyer	Vice President, Chief Financial Officer	46
Jonathan T. Reid	Vice President, General Counsel and Secretary	32

Kraig T. Higginson. Mr. Higginson has served as Chairman of the Board of Directors since October 2003. He has also served as the Company’s President from October 2003 to March 2004 and as the Company’s Chief Executive Officer from March 2004 to January 2005. Mr. Higginson founded American Telemedia Network, Inc., a publicly-traded corporation that developed a nationwide satellite network of data and audio-visual programming. He served as President and Chief Executive Officer of Telemedia Network from 1984 through 1988. From 1988 through 2002, Mr. Higginson worked as a business consultant through Lighthouse Associates, an entity he controls.

Brent M. Cook. Mr. Cook has served as a director of Raser since October 2004 and as Raser’s Chief Executive Officer since January 2005. Mr. Cook is a partner in AMP Resources, LLC, a company involved in geothermal power generation and industrial heat recovery generation. Mr. Cook has served as President of Headwaters, Inc.—a billion dollar listed energy and energy technology company (Nasdaq: HDWR). From 1996 to 2002, Mr. Cook served in various positions at Headwater, including Chief Executive Officer, President, and Chairman of the Board of Directors. Prior to his joining Headwaters, Mr. Cook was Director of Strategic Accounts, Utah Operations, at PacifiCorp, which operates as a local electric utility in seven western states.

John C. Ritter. Mr. Ritter has served as a director of Raser since March 2004 and has also served as the Company’s President since that time. Prior to joining the Raser, Mr. Ritter was Senior Vice President and Chief Financial Officer of Alcoa Industrial Components, a unit of Alcoa that develops, manufactures and provides support for components used in the aerospace, power generation, automotive and industrial markets. From 1996 through 2000, Mr. Ritter served as Senior Vice President and Chief Financial Officer for Howmet Corporation. Mr. Ritter served as Vice President, Finance and Contracts, of AlliedSignal Government Electronics from 1994 to 1996, and as Vice President, Finance and Administration, of Norden Systems, a subsidiary of United Technologies Corporation, from 1991 to 1994. Mr. Ritter holds B.S. and M.B.A. degrees from Ohio University and, as a Sloan Fellow, an M.S. from the Massachusetts Institute of Technology. Mr. Ritter currently is a director of United Components.

Fred Wenninger. Mr. Wenninger has served as a director of Raser since October 2003. Mr. Wenninger served as President and Chief Executive Officer of Iomega Corporation from 1989 to 1993. Prior to joining Iomega, from 1986 to 1989, he served as President of Bendix/King, an avionics subsidiary (now a division) of Allied Signal Corporation. From 1995 to 1997, Mr. Wenninger served as the Chief Executive Officer, President and a director of Key Tronic Corporation from 1995 through 1997.

Lee A. Daniels. Mr. Daniels has served as a director of Raser since May 2004. Mr. Daniels currently is the Chief Executive Officer and Managing Partner of Daniels Capital, LLC., an investment company that makes private equity investments and provides securitized debt financings. Mr. Daniels is also the Chief Executive Officer of Telecom 5, a Utah based Telecommunications Company and a Professor of International Business at Brigham Young University. Mr. Daniels served as the President of Newbridge Capital, Japan. Prior to joining Newbridge, Mr. Daniels was President and Representative Director of Jupiter Telecommunications Co., Ltd. He was the President and Chief Executive Officer of AT&T Japan Ltd. from 1994 to 1998 and concurrently served as the Chairman of JENS, one of the first Internet Service Providers in Japan. He has served on numerous boards in Japan and the U.S. and currently is a member of the Board of Directors of Raser, Pro Image, and Telecom 5.

James A. Herickhoff. Mr. Herickhoff has served as a director of Raser since March 2005. Mr. Herickhoff is President, Chief Operating Officer and a principal of Wold Talc Company, which operates one of the largest talc mines in the United States. Mr. Herickhoff has served as a Director of Headwaters Inc. since August 1997 and was elected Vice Chairman of Headwaters in April 1999. From 1987 to 1994, he served as President of Atlantic Richfield Company’s Thunder Basin Coal Company. He previously served as President of Mountain Coal Company, managing all of ARCO’s underground mining and preparation plants. He is the past President of the Wyoming Mining Association and a former Board member of the Colorado and Utah Mining Associations. Mr. Herickhoff received a Bachelor of Science degree in 1964 from St. John’s University, a Master of Science degree in 1966 from St. Cloud State University and attended Kellogg Executive Management Institute at Northwestern University in 1986.

Dee J. Priano. Mr. Priano has served as Senior Vice President of Raser since February 2005. Mr. Priano has had extensive experience in senior executive positions during his employment for Kennecott Corporation, a mining, concentrating, smelting and refining company. During his 30 year career with Kennecott, Mr. Priano had full financial and operations reporting responsibility for various Kennecott properties including Utah Copper, Kennecott’s largest operation. Prior to joining the Company, Mr. Priano served as Senior Vice President of Headwaters, Incorporated (Nasdaq: HDWR—News) from 1997 to 2000, where he was responsible for establishing business relationships and negotiating licensing and supply agreements. From 2000 to 2005, Mr. Priano served as a freelance business consultant.

David W. West. Mr. West has served as a Vice President of Raser since October 2003. Mr. West is a 20-year veteran in media and marketing consulting for high technology companies. Prior to joining the Company, Mr. West served as President of Utah Film & Video Corporation where he headed media development and consulting projects working with organizations such as Rockwell International, PBS, National Geographic Television, Marriott School of Management, U.S. Ski Team, Sundance Film Institute and others. As former Vice President of American Telemedia Network, he led development of the first nationwide interactive mall information directories based on satellite video & data broadcast. Mr. West holds a bachelor’s degree from Brigham Young University.

Timothy D. Fehr. Mr. Fehr has served as Senior Vice President and Chief Technology Officer of Raser since March 2004. During more than 30 years with the Boeing Co. and more than 18 years as business unit vice president, Mr. Fehr directed the development, manufacture and deployment of numerous engineering, mechanical, hydraulic and electrical systems for both commercial and military applications. Mr. Fehr holds undergraduate and graduate degrees in electrical engineering. He also holds an M.S. degree as a Sloan Fellow from the Massachusetts Institute of Technology.

William Dwyer. Mr. Dwyer has served as Vice President and Chief Financial Officer of Raser since August 2004. Prior to joining the Company, Mr. Dwyer served as Chief Financial Officer of Allegheny Ludlum which provides metallic materials to the aerospace, power generation, automotive and commercial markets. Mr. Dwyer previously served as Chief Financial Officer for Alcoa Fastening Systems, serving aerospace and commercial transportation markets. As Chief Financial Officer of Alcoa Fastening Systems, Mr. Dwyer led the integration of Finance, Procurement, Information Technology and Human Resources and facilitated the consolidation of research and development, manufacturing, and sales worldwide. Mr. Dwyer also previously served as the Group Controller of Alcoa Industrial Components. Mr. Dwyer has served in a variety of business development and financial roles throughout his 24 year career and is a Certified Management Accountant.

Jonathan T. Reid. Mr. Reid has served as Vice President and General Counsel of Raser since August 2004 and as Secretary of Raser since March 2005. Mr. Reid received a J.D. degree from the University of Utah in 1999, as a William H. Leary Scholar. He subsequently served as a law clerk to the Honorable Chief Justice Richard C. Howe of the Utah Supreme Court. He worked as Manager of Legal Affairs for Titus Communications, KK, in Tokyo, Japan, until the company, then valued at over $1 billion (U.S.), was purchased by Microsoft Corporation and merged into Japan’s largest broadband company. Prior to joining the Company, Mr. Reid was a partner in the law firm of Van Woerkom, Reid & Weeks, PLLC, where he practiced general business and corporate law.

Certain Legal Proceedings

In November, 2001, Profile Media, Inc., was placed into an involuntary bankruptcy proceeding. In January, 2002, Profile Media filed a petition for Chapter 11 bankruptcy, which later was converted into a Chapter 7 liquidation proceeding. From September, 1997, to January, 2002, Kraig T. Higginson served as Secretary and a director of Profile Media. To the best of Mr. Higginson’s knowledge, there have been no actions or claims filed that would allege any impropriety by him during or after his involvement with that entity.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed Tanner LC, independent accountants, to audit our financial statements for the fiscal year ending December 31, 2005. Services provided to Raser and its subsidiaries by Tanner LC during the fiscal year ended December 31, 2004 are described under “Audit and Related Fees for Fiscal 2004 and 2003” below. Representatives of Tanner LC will be present at the meeting, where they are expected to be available to respond to appropriate questions and, if they desire, to make a statement.

Audit and Related Fees for Fiscal 2004 and 2003

The following table sets forth a summary of the fees billed to us by Tanner LC for professional services for the fiscal years ended December 31, 2004 and 2003, respectively:

	2004	2003
Audit Fees (1)	$36,703	$11,813
Audit-Related Fees (2)	—	4,654
Tax Fees (3)	4,894	175
All Other Fees (4)	1,035	—

Total	$42,632	$16,642

(1)	Consisted of fees for professional services rendered by our principal accountants for the audit of our annual financial statements and the review of financial statements included in our Forms 10-QSB and 10-KSB or services that are normally provided by our principal accountants in connection with statutory and regulatory filings or engagements.
(2)	Consisted of fees for assurance and related services by our principal accountants that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit fees.”
(3)	Consists of fees for professional services rendered by our principal accountants for tax compliance, tax advice and tax planning.
(4)	Consists of fees for edgarization of documents and other minor accounting services provided by our principal accountants, other than the services reported under “Audit fees,” “Audit-related fees” and “Tax fees” above.

Our audit committee reviewed and pre-approved all audit and non-audit services provided by Tanner LC and has determined that the firm’s provision of such services to us during fiscal 2004 is compatible with and did not impair Tanner LC’s independence. It is the practice of the audit committee to consider and approve in advance all auditing and non-auditing services provided to us by our independent auditors in accordance with the applicable requirements of the Securities and Exchange Commission.

Vote Required and Recommendation of the Board of Directors

Ratification of the appointment of Tanner LC as our independent auditors for the fiscal year ending December 31, 2005, requires the affirmative vote of a majority of the shares of Raser common stock present in person or represented by proxy and entitled to be voted at the meeting. Abstentions have the same effect as a vote against the proposal.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Tanner LC as our independent accountants for the fiscal year ending December 31, 2005.

Ratification of the appointment of Tanner LC as our independent auditors is not required by our Bylaws or other applicable legal requirement. However, our Board of Directors is submitting the selection of Tanner LC to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

OTHER MATTERS

We are not aware of any other business to be presented at the meeting. As of the date of this proxy statement, no shareholder had advised us of the intent to present any business at the meeting. Accordingly, the only business that our Board of Directors intends to present at the meeting is as set forth in this Proxy Statement.

If any other matter or matters are properly brought before the meeting, the proxies will use their discretion to vote on such matters in accordance with their best judgment.

By order of the Board of Directors,

Jonathan T. Reid

Vice President, General Counsel and Secretary

Provo, Utah

April     , 2005

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

RASER TECHNOLOGIES, INC.

(Adopted by the Board of Directors and effective on May 1, 2004)

(Amended and restated on April 12, 2005)

PURPOSE OF THE COMMITTEE

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Raser Technologies, Inc. (the “Corporation”) shall be to:

•	oversee the accounting and financial reporting processes of the Corporation and audits of the financial statements of the Corporation;

•	assist the Board in the oversight and monitoring of (1) the integrity of the financial statements of the Corporation, (2) the Corporation’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications, independence and performance, and (4) the Corporation’s internal accounting and financial controls and reporting practices;

•	submit and sign the report that the rules of the U.S. Securities and Exchange Commission (the “SEC”) require be included in the Corporation’s annual proxy statement;

•	provide the Board with the results of its monitoring and recommendations derived therefrom;

•	provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board; and

•	serve as a “Qualified Legal Compliance Committee,” as defined by rules adopted by the SEC (“SEC Rules”).

The primary responsibility of the Committee is to oversee the Corporation’s financial reporting process on behalf of the Board and report the financial results of the Corporation’s activities to the Board. Management is responsible for preparing the Corporation’s financial statements, and the Corporation’s independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management and the independent auditors have more resources and time, and more detailed knowledge and information regarding the accounting, auditing, internal control and financial reporting practices of the Corporation than the Committee does; accordingly the Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Corporation to its stockholders and others.

The Committee has the authority to undertake the specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe. It is acknowledged, however, that all of the areas of oversight listed below may not be relevant to all of the matters and tasks that the Committee may consider and act upon from time to time, and the members of the Committee in their judgment may determine the relevance thereof and the attention such items will receive in any particular context.

COMMITTEE MEMBERSHIP, ORGANIZATION AND GOVERNANCE

Composition. The Committee shall be comprised of no fewer than three (3) members of the Board. The Committee members will be appointed by, and will serve at the discretion of, the Board. Members of the Committee must meet the following criteria (as well as any additional criteria required by the SEC and the SEC Rules or by The Nasdaq Stock Market, Inc. or any of the Nasdaq Rules):

•	each member satisfy the requirements for independence set out in Rule 4200 of the NASDAQ Stock Market Marketplace Rules (the “Nasdaq Rules”) and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, or under any other applicable SEC Rules;

•	each member must be able to read and understand fundamental financial statements, in accordance with the NASD’s Audit Committee requirements for companies listed on the Nasdaq National Market;

•	no member shall have participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three (3) years;

•	at least one (1) member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities; and

•	At least one (1) member shall be an “audit committee financial expert,” as defined in the SEC Rules, and the Board will be responsible for determining whether a Committee member meets the qualifications set forth in such rules.

Chairperson. The Committee shall recommend to the Board, for its approval, the designation of one (1) member of the Committee to serve as its chairperson.

Meetings and Procedures. The Committee will meet at least once each fiscal quarter. The Committee may establish its own schedule. Special meetings may be convened as required. The Committee, or its Chairperson, shall report orally to the full Board on the results of all Committee meetings. The Committee may choose as its secretary such person as the Committee deems appropriate. The Committee may invite to its meetings other directors, officers or employees of the Corporation, or other persons as the Committee deems appropriate in order to carry out its responsibilities.

The Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Corporation at such times as are appropriate to review the financial affairs of the Corporation. The Committee will meet separately with the independent auditors of the Corporation, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Committee under this Charter. The Committee may also meet separately with the Corporation’s internal auditor or with such division financial officers, controllers, attorneys or other persons as the Committee, in its sole discretion, may determine from time to time.

Minutes. The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

Reports. In addition to submitting and signing the Audit Committee report in the Corporation’s proxy statement in accordance with the SEC Rules, the Audit Committee will summarize its examinations and recommendations to the Board as may be appropriate, consistent with this Charter.

Compensation. Members of the Committee shall receive compensation for their service as members of the Committee in such amount and form as the Board shall determine in its sole discretion. Such fees may include retainers and per meeting fees. Any changes in such compensation shall be determined by the Board in its sole discretion. No member of the Committee may receive any compensation from the Corporation other than the fees that they receive for service as a member of the Board or any committee thereof and except as permitted by the Nasdaq Rules.

RESPONSIBILITIES AND AUTHORITY

In addition to other responsibilities given to the Committee by the Board from time to time, the Committee shall:

1.

review on a continuing basis the adequacy of the Corporation’s internal control structure and procedures for financial reporting, which shall include meeting periodically with the Corporation’s management and the independent auditors to review the adequacy of such control structure and to review before release the disclosure regarding such internal control structure required under SEC Rules to be contained in the Corporation’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure.

2.	appoint, compensate, retain and oversee the work of the independent auditors (and resolve disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

3.	pre-approve audit and non-audit services provided to the Corporation by the independent auditors (or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors.

4.	review and provide guidance with respect to the external audit and the Corporation’s relationship with its independent auditors by (1) reviewing the independent auditors’ proposed audit scope, approach and independence; (2) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Corporation which may impact independence and presenting this statement to the Board, and to the extent there are such relationships, monitoring and investigating them; (3) reviewing the independent auditors’ peer review conducted every three (3) years; (4) discussing with the Corporation’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; (5) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements and requirements under the Sarbanes-Oxley Act of 2002; and (6) such other reviews, inspections, independent evaluations as the Committee in its sole discretion may deem advisable.

5.	review and discuss with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Corporation’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q (or Form 10-KSB and 10-QSB, as applicable), respectively, with the SEC.

6.	direct the Corporation’s independent auditors to review before filing with the SEC the Corporation’s interim financial statements included in Quarterly Reports on Form 10Q (or Form 10-QSB, as applicable), using professional standards and procedures for conducting such reviews.

7.	conduct a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors.

8.	review before release the unaudited quarterly operating results in the Corporation’s quarterly earnings release.

9.	oversee compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities.

10.	review and discuss with management and the Corporation’s independent auditors management’s report on internal controls and the independent auditors’ attestation and report on management’s assertions, as required by Section 404 of the Sarbanes-Oxley Act of 2002, as well as the preparation and content of any officer certifications required by the Sarbanes-Oxley Act of 2002 or the SEC to be filed with the Corporation’s Quarterly Reports on Form 10-Q (or 10-QSB, as applicable), Annual Report on Form 10-K (or 10-KSB, as applicable), or any other periodic reports filed with the SEC.

11.	review, approve and monitor the Corporation’s Code of Ethics.

12.	review management’s monitoring of compliance with the Corporation’s standards of business conduct and with the Foreign Corrupt Practices Act.

13.	review periodically with counsel any legal matter that could have a significant impact on the Corporation’s financial statements.

14.	provide oversight of and review at least annually the Corporation’s guidelines and policies with respect to risk assessment and risk management, including the Corporation’s investment policies.

15.	oversee and review the Corporation’s policies regarding information technology and management information systems.

16.	if necessary, institute special investigations with full access to all books, records, facilities and personnel of the Corporation.

17.	as appropriate, obtain advice and assistance from outside legal counsel, experts or other advisors, with (1) the authority to retain such counsel, experts or other advisors as the Committee may deem appropriate in its sole discretion and (2) the sole authority to approve related fees and retention terms.

18.	submit and sign a report in the Corporation’s annual proxy statement in accordance with the SEC Rules.

19.	establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

20.	act as a “Qualified Legal Compliance Committee” as defined by SEC Rules. In this regard, the Committee is authorized to:

(a)	inform the Chief Executive Officer and chief legal officer of any report of evidence of a material violation of state or federal securities laws, a material breach of fiduciary duty arising under state or federal law, or a similar violation of state or federal law;

(b)	determine whether an investigation is necessary and, if the Committee determines that an investigation is necessary, to initiate the investigation, notify the Board and retain necessary expert personnel;

(c)	at the conclusion of any investigation, to recommend an appropriate response and to inform the Chief Executive Officer, the chief legal officer and the Board of the results of the investigation and related recommendations; and

(d)	to notify the SEC if the Corporation fails in any material respect to implement an appropriate response recommended by the Committee.

DELEGATION OF AUTHORITY

The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided that such pre-approval decision is presented to the full Committee at its scheduled meetings.

RESOURCES AND ADDITIONAL AUTHORITY OF THE COMMITTEE

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities in accordance with this Charter.

ANNUAL PERFORMANCE EVALUATION

The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including by reviewing the compliance of the Committee with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Nominating and Governance Committee of the Board or the Board any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

APPENDIX B

CHARTER FOR THE

NOMINATING AND GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS

OF

RASER TECHNOLOGIES, INC.

(Adopted by the Board of Directors and effective on April 12, 2005)

PURPOSE OF THE COMMITTEE

The Nominating and Governance Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of Raser Technologies, Inc. (the “Corporation”). The purpose of the Committee is to assist the Board in fulfilling its responsibility with respect to corporate governance of the Corporation. To carry out this purpose, the Committee shall:

•	develop and recommend to the Board the governance principles applicable to the Corporation;

•	oversee the evaluation of the Board and management of the Corporation;

•	recommend to the Board director nominees for each committee; and

•	assist the Board by identifying prospective director nominees and determine the director nominees for annual meetings of stockholders.

In addition, the Committee will undertake those specific responsibilities and duties listed below and such other duties as the Board may from time to time prescribe.

COMMITTEE MEMBERSHIP AND ORGANIZATION

Composition. The Committee shall be comprised of no fewer than three (3) members of the Board. All members of the Committee shall be appointed by the Board, shall be independent of the Corporation and its affiliates, shall have no relationship to the Corporation or its affiliates that may interfere with the exercise of their independent judgment in carrying out their responsibilities, and shall otherwise be deemed “independent directors” as defined in Rule 4200 of the NASDAQ Stock Market Marketplace Rules (the “Nasdaq Rules”).

Meetings and Organization. The Committee will meet at least four times each year. The Committee may establish its own schedule, which it will provide to the Board in advance. Special meetings may be convened as required. The Board may designate one member of the Committee as its Chairperson. The Committee, or its Chairperson, shall report orally to the full Board on the results of all Committee meetings. The Committee may choose as its secretary such person as the Committee deems appropriate. The Committee may invite to its meetings other directors, officers or employees of the Corporation, or other persons as the Committee deems appropriate in order to carry out its responsibilities. The Committee may, to the extent permitted by applicable laws, the rules and regulations of the U.S. Securities and Exchange Commission, the Nasdaq Rules and the Certificate of Incorporation and Bylaws of the Corporation, form and delegate authority to subcommittees when appropriate.

Minutes. The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

Reports. Consistent with this charter, the Committee Chairperson shall make regular reports to the Board on the actions and recommendations of the Committee.

Compensation. Members of the Committee shall receive compensation for their service as members of the Committee in such amount and form as the Board shall determine in its sole discretion. Such fees may include retainers and per meeting fees. Any changes in such compensation shall be determined by the Board in its sole discretion. No member of the Committee may receive any compensation from the Corporation other than the fees that they receive for service as a member of the Board or any committee thereof and except as permitted by the Nasdaq Rules.

COMMITTEE RESPONSIBILITIES AND DUTIES

The responsibilities and duties of the Committee shall include:

Corporate Governance Generally

•	developing principles of corporate governance and recommending them to the Board for its consideration and approval.

•	reviewing annually the principles of corporate governance approved by the Board to ensure that they remain relevant and that they are being complied with.

•	recommending ways to enhance communications and relations with stockholders of the Corporation, and, if deemed appropriate by the Committee, developing and documenting a process for stockholders to send communications to the Board and identifying the directors to whom such communications may be sent.

•	reviewing periodically the succession planning for executive management of the Corporation, reporting Committee findings and recommendations to the Board, and working with the Board in evaluating potential successors to such positions.

•	overseeing compliance by the Board and its committees with applicable laws and regulations, including the Nasdaq Rules and the rules and regulations promulgated by the U.S. Securities and Exchange Commission.

•	establishing and maintaining an orientation program for new directors.

•	overseeing and implementing, as necessary or as required by applicable laws and regulations, director continuing education programs.

Board Composition, Evaluation and Nominating Activities

•	determining, as from time to time deemed appropriate by the Committee, the criteria for qualification and selection of directors for election to the Board, including the consideration of issues of character, judgment, diversity, age, expertise, corporate experience, length of service, other time commitments, independence (under the various standards applicable to the Board and its committees), depth and breadth of experience within the Corporation’s industry and otherwise, leadership ability and the like.

•	developing and updating a long-term plan for the composition and size of the Board that takes into consideration the current strengths, independence, skills and experience of members of the Board, retirement dates and the strategic direction of the Corporation.

•	identifying and evaluating possible director candidates against such criteria and long-term plan, including current directors eligible for re-election, and either (1) select candidates for nomination to the Board or (2) recommend candidates for the Board’s selection; in performing these duties, the Committee shall have the authority to retain and terminate any search firm to be used to identify Board candidates and shall have authority to approve the search firm’s fees and other retention terms.

•	considering and, if deems appropriate by the Committee, adopting director qualification requirements related to the number of boards of directors on which a director may sit and director tenure, retirement and succession.

•	establishing policies for reviewing the continued appropriateness of Board membership when an individual director changes the position he or she held when elected or appointed to the Board.

•	developing and documenting a policy with respect to the Corporation’s consideration of director candidates recommended by the stockholders of the Corporation.

•	overseeing the Board performance evaluation process, including conducting periodic surveys of director observations, suggestions and preferences, and reviewing the self-evaluation of each director, and, if necessary, recommending remedial action or termination (for cause or for other appropriate reasons) of membership of individual directors in accordance with the Board’s governance principles.

•	reviewing the composition, size, organization and governance of the Board and its committees, determining future Board and committee requirements, and making recommendations regarding the foregoing to the Board for approval.

•	evaluating director compensation, consulting with outside consultants or with the Corporation’s Human Resources department when deemed appropriate by the Committee, and making recommendations to the Board regarding director compensation.

•	reviewing the disclosure included in any Annual Report on Form 10-K (or Form 10-KSB, as applicable) or proxy statement of the Corporation regarding the policies and procedures for the Committee’s consideration of director candidates or other matters within the Committee’s scope of responsibility.

Board Committees

•	reviewing periodically the charter and composition of each Board committee and making recommendations to the Board for any proposed changes, creating additional Board committees or changing the mandate or dissolving Board committees.

•	recommending to the Board the nominees of directors to be selected for membership on each Board committee.

•	reviewing and re-examining this Charter annually and making recommendations to the Board for any proposed changes.

•	annually reviewing and evaluating the performance of the Committee.

Conflicts of Interest

•	reviewing, approving and monitoring compliance with the Corporation’s code of ethics.

•	considering questions of possible conflicts of interest of Board members and of corporate officers.

•	reviewing actual and potential conflicts of interest of Board members and corporate officers, and clearing any involvement of such persons in matters that may involve a conflict of interest or corporate opportunity.

•	reviewing, approving and monitoring all service by executive officers of the Corporation on outside boards of directors.

•	reviewing and approving in advance any proposed related party transactions, including without limitation approving all transactions required to be disclosed pursuant to Item 404 of the Securities and Exchange Commission’s Regulation S-K (or Regulation S-B, as applicable).

INVESTIGATIONS, STUDIES AND OUTSIDE ADVISORS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibility, with full access to all books, records, facilities and personnel of the Corporation. In performing its responsibilities and duties, the Committee shall have the authority to obtain advice, reports or opinions from internal or external legal counsel, accounting advisors or other advisors and experts at the Corporation’s expense.

APPENDIX C

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

RASER TECHNOLOGIES, INC.

(Adopted by the Board of Directors on April 12, 2005)

ARTICLE I

The name of this corporation is “Raser Technologies, Inc.”

ARTICLE II

The duration of this corporation is perpetual.

ARTICLE III

The purpose or purposes for which this corporation is organized are: To engage in any other lawful act or activity for which corporations may be organized under the Utah Revised Business Corporation Act.

ARTICLE IV

The aggregate number of shares which this corporation shall have authority to issue is 255,000,000 shares, divided into two classes, 250,000,000 shares of common stock of a par value of one cent ($0.01) per share and 5,000,000 shares of preferred stock of a par value of one cent ($0.01) per share.

This corporation’s Board of Directors is authorized, without shareholder action, to amend these Articles of Incorporation to do any of the actions with regard to this corporation’s capital stock permitted under Section 16-10a-602 of the Utah Revised Business Corporation Act, or similar successor rule.

ARTICLE V

The address of this corporation’s registered office is:

5152 North Edgewood Drive, Suite 375

Provo, Utah 84604.

The corporation’s registered agent at such address is:

Brent M. Cook

The undersigned hereby acknowledges and accepts appointment as the corporation’s registered agent:

Signature
Brent M. Cook

ARTICLE VI

The Board of Directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by

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the Board of Directors. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At the first annual meeting of shareholders following the date hereof, the term of office of the Class I directors shall expire and the Class I directors shall be elected for a full term of three years. At the second annual meeting of shareholders following the date hereof, the term of office of the Class II directors shall expire and the Class II directors shall be elected for a full term of three years. At the third annual meeting of shareholders following the date hereof, the term of office of the Class III directors shall expire and the Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of shareholders, directors shall be elected for a full term of three years to succeed the directors of the class whose term expire at such annual meeting. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.

ARTICLE VII

These Amended and Restated Articles of Incorporation may be amended by the affirmative vote of a majority of the shares entitled to vote on each such amendment.

ARTICLE VIII

The provisions of the Control Shares Acquisition Act, Section 61-6-1 et seq., of the Utah Revised Business Corporation Act, shall not apply to control share acquisitions of the securities of this corporation. This election is made in accordance with the provisions of Section 61-6-6 of the Utah Revised Business Corporation Act.

ARTICLE IX

The authorized and treasury stock of this corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall determine. Shareholders shall not have pre-emptive rights to acquire unissued shares of stock of this corporation. Nor shall shareholders be entitled to vote cumulatively for directors of the corporation.

ARTICLE X

No contract or other transaction between this corporation and one or more of its directors or any other corporation, firm, association or entity in which one or more of its directors are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest, or because such director or directors are present at the meeting of the Board of Directors, or a committee thereof which authorizes, approves, or ratifies such contract or transaction, or because his, her or their votes are counted for such purposes if: (a) the fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies the contract or transaction by vote or consent sufficient for the purpose without counting the votes or consents of such interested Director; (b) the fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or (c) the contract or transaction is fair and reasonable to the corporation.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or committee thereof which authorizes, approves, or ratifies such contract or transaction.

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APPENDIX D

CONTROL SHARES ACQUISITION ACT

§ 61-6-1. Short title

This chapter is known as the “Control Shares Acquisitions Act.”

§ 61-6-2. “Control shares” defined

(1) As used in this chapter, “control shares” means shares that except for this chapter would have voting power with respect to shares of an issuing public corporation that, when added to all other shares of the issuing public corporation owned by a person or in respect to which that person may exercise or direct the exercise of voting power, would entitle that person, immediately after acquisition of the shares (directly or indirectly, alone or as a part of a group), to exercise or direct the exercise of the voting power, including voting power pursuant to a revocable proxy, of the issuing public corporation in the election of directors within any of the following ranges of voting power:

(a)  1/5 or more but less than  1/3 of all voting power;

(b)  1/3 or more but less than a majority of all voting power; or

(c) a majority or more of all voting power.

(2) Shares entitling a person, immediately after acquisition of the shares (directly or indirectly, including pursuant to a revocable proxy or as part of a group), to exercise or direct the exercise of less than  1/5 of all voting power of the issuing public corporation in the election of directors shall not be control shares, even if acquired in a control share acquisition. Shares cease to be control shares upon their transfer to a person who is not an affiliate of the transferor or an affiliate or member of a group with which the applicable control share acquisition was made, except to the extent the shares become control shares as a result of their acquisition by the transferee.

§ 61-6-3. Control share acquisition defined

(1) (a) As used in this chapter, “control share acquisition” means:

(i) the acquisition, directly or indirectly, by any person of ownership of issued and outstanding control shares; or

(ii) the acquisition of power to direct the exercise of voting power with respect to issued and outstanding control shares, including the acquisition of voting power pursuant to a revocable proxy except as provided in Subsection (1)(b).

(b) “Control share acquisition” does not mean the acquisition of voting power pursuant to a revocable proxy if the revocable proxy is solicited by the issuing public corporation or the board of directors of the issuing public corporation in connection with shareholders’ meetings or actions of the issuing public corporation.

(2) For purposes of this section, shares acquired within 90 days or shares acquired pursuant to a plan to make a control share acquisition are considered to have been acquired in the same acquisition.

(3) For purposes of this section, a person who acquires shares in the ordinary course of business for the benefit of others in good faith and not for the purpose of circumventing this chapter has voting power only of shares in respect of which that person would be able to exercise or direct the exercise of votes without further instruction from others.

(4) The acquisition of any shares of an issuing public corporation does not constitute a control share acquisition if the acquisition is consummated in any of the following circumstances:

(a) before May 29, 1987;

(b) pursuant to a contract existing before May 29, 1987;

(c) pursuant to the laws of descent and distribution;

(d) pursuant to the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing this chapter;

(e) pursuant to a direct issue by or transfer from the issuing public corporation of its own shares, except that shares issued or transferred upon the conversion of a convertible security or upon exercising an option, warrant, or other right to purchase shares constitutes a control share acquisition unless the convertible security, option, warrant, or other right was acquired directly from the issuing public corporation by the acquiring person; or

(f) pursuant to a merger or plan of share exchange effected in compliance with Title 16, Chapter 10a, Part 11, Merger and Share Exchange, or Title 16, Chapter 10a, Part 12, Sale of Property, if the issuing public corporation is a party to the agreement of merger or plan of share exchange.

(5) (a) The acquisition of shares of an issuing public corporation in good faith and not for the purpose of circumventing this chapter does not constitute a control share acquisition if the acquisition of shares is by or from:

(i) any person whose voting rights had previously been authorized by shareholders in compliance with this chapter; or

(ii) any person whose previous acquisition of shares of an issuing public corporation would have constituted a control share acquisition were it not for Subsection (4).

(b) Subsection (5)(a) does not apply if the acquisition entitles any person (directly or indirectly, alone or as part of a group) to exercise or direct the exercise of voting power of the corporation in the election of directors in excess of the range of the voting power otherwise authorized.

§ 61-6-4. “Interested shares” defined

(1) As used in this chapter, “interested shares” means the shares of an issuing public corporation in respect of which any of the following persons may exercise or direct the exercise of the voting power of the corporation, on or after the applicable record date, in the election of directors:

(a) an acquiring person or member of a group with respect to a control share acquisition;

(b) any officer of the issuing public corporation; or

(c) any employee of the issuing public corporation who is also a director of the corporation.

(2) “Interested shares” does not mean the shares of an issuing public corporation in respect of which any of the persons described in Subsections (1)(a) through (c) may exercise or direct the exercise of the voting power of the corporation in the election of directors if the voting power is based solely on a revocable proxy given in response to a proxy solicitation made in accordance with Section 14 of the Securities Exchange Act of 1934, as amended.

§ 61-6-5. “Issuing public corporation” defined

(1) As used in this chapter, “issuing public corporation” means a corporation, other than a depository institution, that is organized under the laws of this state and that has:

(a) 100 or more shareholders;

(b) its principal place of business, its principal office, or substantial assets within the state; and

(c)

(i) more than 10% of its shareholders resident in the state;

(ii) more than 10% of its shares owned by Utah residents; or

(iii) 10,000 shareholders resident in the state.

(2) The residence of a shareholder is presumed to be the address appearing in the records of the corporation.

(3) Shares held by banks or other depository institutions (except as trustee or guardian), brokers, or nominees shall be disregarded for purposes of calculating the percentages or numbers described in this section.

(4) As used in this chapter, “depository institution” means a depository institution or a depository holding company as defined in Section 7-1-103.

§ 61-6-6. Optional exemption from this chapter

A corporation’s articles of incorporation or bylaws may provide that this chapter does not apply to control share acquisitions of shares of the corporation. To be effective, any such provision must have been adopted prior to the control share acquisition. Absent such a provision, control shares of an issuing public corporation acquired in a control share acquisition have only such voting rights as are conferred by Section 61-6-10.

§ 61-6-7. Statement by acquiring person

Any person who proposes to make or has made a control share acquisition may deliver an acquiring person statement to the issuing public corporation at the issuing public corporation’s principal office. The acquiring person statement shall set forth all of the following:

(1) the identity of the acquiring person and each other member of any group of which the person is a part for purposes of determining control shares;

(2) a declaration that the acquiring person statement is given pursuant to this chapter;

(3) the number of shares of the issuing public corporation owned (directly or indirectly) by the acquiring person and each other member of the group;

(4) the range of voting power under which the control share acquisition falls or would, if consummated, fall; and

(5) if the control share acquisition has not taken place:

(a) a description in reasonable detail of the terms of the proposed control share acquisition; and

(b) a statement by the acquiring person supported by reasonably detailed facts that the proposed control share acquisition, if consummated, will not be contrary to law, and that the acquiring person has the financial capacity to make the proposed control share acquisition.

§ 61-6-8. Special meetings to consider voting rights—Time limits—Annual meetings

(1) Upon delivery of an acquiring person statement under Section 61-6-7, an acquiring person may request a special meeting of shareholders if the acquiring person gives an undertaking to pay the corporation’s expenses of the special meeting within ten days after the date of the meeting. After receiving the request, the directors of the issuing public corporation shall call a special meeting of shareholders of the issuing public corporation for the purpose of considering the voting rights to be accorded the shares acquired or to be acquired in the control share acquisition.

(2) Unless the acquiring person agrees in writing to another date, the special meeting of shareholders shall be held within 50 days after receipt by the issuing public corporation of the request.

(3) If no request is made, the voting rights to be accorded the shares acquired in the control share acquisition shall be presented to the next special or annual meeting of shareholders.

(4) If the acquiring person so requests in writing at the time of delivery of the acquiring person statement, the special meeting may not be held sooner than 30 days after receipt by the issuing public corporation of the acquiring person statement.

§ 61-6-9. Notice of special or annual meetings to consider voting rights

(1) If a special meeting is requested, notice of the special meeting of shareholders shall be given as promptly as reasonably practicable by the issuing public corporation to all shareholders of record as of the record date set for the meeting, whether or not they are entitled to vote at the meeting.

(2) Notice of the special or annual shareholder meeting at which the voting rights are to be considered must include or be accompanied by the following:

(a) a copy of the acquiring person statement delivered to the issuing public corporation; and

(b) a statement by the board of directors of the corporation, authorized by its directors, of its position or recommendation, or that it is taking no position or making no recommendation, with respect to the proposed control share acquisition.

§ 61-6-10. Voting rights—Approval

(1) Control shares acquired in a control share acquisition have the same voting rights as were accorded the shares before the control share acquisition only to the extent granted by resolution approved by the shareholders of the issuing public corporation.

(2) To be approved under this section, the resolution shall be approved:

(a) by each voting group entitled to vote separately on the proposal by a majority of all the votes entitled to be cast by that group, excluding all interested shares; and

(b) by each class of outstanding shares by a majority of all the holders of the outstanding shares of the class, if the proposed control share acquisition would, when fully implemented, result in any of the changes described in Section 16-10a-1004.

§ 61-6-11. Shares subject to redemption

(1) If authorized in a corporation’s articles of incorporation or bylaws before a control share acquisition has occurred, an issuing public corporation may redeem, at fair market value, control shares acquired in a control share acquisition with respect to which no acquiring person statement has been filed with the issuing public corporation. Any such redemption shall be consummated according to the procedures adopted by the corporation and shall take place at any time within 60 days after the last acquisition of control shares by the acquiring person.

(2) Control shares acquired in a control share acquisition are not subject to redemption after an acquiring person statement has been filed, unless the shares are not accorded full voting rights by the shareholders as provided in Section 61-6-10.

§ 61-6-12. Dissenter’s rights

(1) Unless otherwise provided in a corporation’s articles of incorporation or bylaws before a control share acquisition has occurred, in the event control shares acquired in a control share acquisition are accorded full voting rights and the acquiring person has acquired control shares with a majority or more of all voting power, all shareholders of the issuing public corporation have dissenter’s rights as provided in this chapter.

(2) As soon as practicable after such events have occurred, the board of directors shall cause a notice to be sent to all shareholders of the corporation advising them of the facts and that they have dissenter’s rights to receive the fair value of their shares under Sections 16-10a-1301 through 16-10a-1331.

(3) As used in this section, “fair value” means a value not less than the highest price paid per share by the acquiring person in the control share acquisition.

DETACH HERE

PROXY

RASER TECHNOLOGIES, INC.

5152 North Edgewood Drive, Suite 375

Provo, UT 84604

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Brent M. Cook and William Dwyer, and each of them, as proxy holders and attorneys-in-fact of the undersigned with full power of substitution to vote all shares of stock that the undersigned is entitled to vote at the 2005 Annual Meeting of Shareholders of Raser Technologies, Inc., to be held at the Riverside Country Club located at 2701 North University Avenue, Provo, Utah 84604, on Tuesday, May 24, 2005 at 2:00 p.m., local time, and at any continuation or adjournment thereof, with all the powers that the undersigned would have if personally present at the meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated April     , 2005, and a copy of the Raser Technologies, Inc. Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2004. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of Raser Technologies, Inc., gives notice of such revocation.

This proxy when properly executed will be voted in accordance with the specifications made by the undersigned shareholder. WHERE NO CONTRARY CHOICE IS INDICATED BY THE SHAREHOLDER, THIS PROXY, WHEN RETURNED, WILL BE VOTED “FOR” THE RATIFICATION OF AMENDMENT OF THE RASER TECHNOLOGIES, INC. AMENDED AND RESTATED ARTICLES OF INCORPORATION, “FOR” EACH NOMINEE SET FORTH BELOW, AND “FOR” THE RATIFICATION OF INDEPENDENT ACCOUNTANTS, AND WITH DISCRETIONARY AUTHORITY UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

RASER TECHNOLOGIES, INC.

5152 North Edgewood Drive, Suite 375

Provo, Utah 84604

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE FOLLOWING:

			FOR	AGAINST	ABSTAIN
1.	To approve the Raser Technologies, Inc. Amended and Restated Articles of Incorporation		☐	☐	☐

2.	a) Election of two (2) Class I directors to serve for a one-year term that expires at the 2006 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

Class I Nominees:

(01) John C. Ritter (02) Fred Wenninger

b) Election of two (2) Class II directors to serve for a two-year term that expires at the 2007 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

Class II Nominees:

(01) Brent M. Cook (02) James A. Herickhoff

c) Election of two (2) Class III directors to serve for a three-year term that expires at the 2008 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

Class III Nominees:

(01) Kraig T. Higginson (02) Lee A. Daniels

	FOR ☐ ☐	WITHHELD
	ALL NOMINEES	FROM ALL NOMINEES
☐
	FOR all nominees except those written on the line above		FOR	AGAINST	ABSTAIN

3.	To ratify the appointment of Tanner LC as independent public accountants for the fiscal year ending December 31, 2005.		☐	☐	☐

4.	With discretionary authority, upon such other matters as may properly come before the meeting.

		MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT			☐

		MARK HERE IF YOU PLAN TO ATTEND THE MEETING			☐

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please date and sign exactly as your name or names appear herein. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.

Signature:	Date:	Signature:	Date: